BYLAWS

                                       OF

                           ASR INVESTMENTS CORPORATION

                             A Maryland Corporation

                                     AMENDED

                                     BYLAWS

                                       OF

                           ASR INVESTMENTS CORPORATION

                             A Maryland Corporation


                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----


                                    ARTICLE 1

                             Offices and Fiscal Year

Section 1.1  Principal Office.  .............................................. 1
Section 1.2  Other Offices.  ................................................. 1
Section 1.3  Fiscal Year.  ................................................... 1

                                    ARTICLE 2

                            Meetings of Shareholders

Section 2.1  Place of Meeting.  .............................................. 1
Section 2.2  Annual Meetings.  ............................................... 1
Section 2.3  Special Meetings................................................. 1
Section 2.4  Notice of Meetings............................................... 2
Section 2.5  Quorum, Manner of Acting and Adjournment......................... 2
Section 2.6  Organization..................................................... 3
Section 2.8  Voting Lists..................................................... 3
Section 2.9  Judges of Election............................................... 4
Section 2.10 Determination of Shareholders of Record.......................... 4
Section 2.11 Consent of Shareholders in Lieu of Meeting....................... 5

                                    ARTICLE 3

                               Board of Directors

Section 3.1  Powers........................................................... 5
Section 3.2  Number, Election and Term........................................ 5
Section 3.3  Vacancies........................................................ 5
Section 3.4  Resignations..................................................... 6
Section 3.5  Removal.......................................................... 6

Section 3.6  Committees of the Board.......................................... 6
Section 3.7  Meetings of the Board of Directors............................... 7
Section 3.8  Quorum and Voting................................................ 8
Section 3.9  Organization..................................................... 8
Section 3.10  Meeting by Conference Telephone................................. 8
Section 3.11  Action Without Meeting.......................................... 9
Section 3.12  Compensation of Directors....................................... 9
Section 3.13  Investment Policies and Restrictions............................ 9
Section 3.14  Management Arrangements.........................................10
Section 3.15  Total Expenses..................................................11

                                    ARTICLE 4

                           Notice - Waivers - Meetings

Section 4.1  Notice, What Constitutes.........................................14
Section 4.2  Waiver of Notice.................................................14
Section 4.3  Conference Telephone Meetings....................................14

                                    ARTICLE 5

                                    Officers

Section 5.1  Number, Qualifications and Designation...........................14
Section 5.2  Election and Term of Office......................................15
Section 5.3  Subordinate Officers, Committees and Agents......................15
Section 5.4  Resignations.....................................................15
Section 5.5  Removal..........................................................15
Section 5.6  Vacancies........................................................15
Section 5.7  General Powers...................................................15
Section 5.8  The Chairman and Vice Chairman of the Board......................15
Section 5.9  The President....................................................15
Section 5.10  The Vice Presidents.............................................16
Section 5.11  The Secretary...................................................16
Section 5.12  The Treasurer...................................................16
Section 5.13  Officers' Bonds.................................................16
Section 5.14  Salaries........................................................16

                                    ARTICLE 6

                      Certificate of Stock, Transfers, Etc.

Section 6.1  Certificates.....................................................17
Section 6.2  Lost Certificates................................................17
Section 6.3  Transfer Agents and Registrars...................................18

Section 6.4  Transfer of Stock................................................18
Section 6.5  Fixing the Record Dates; Closing of Transfer Books...............18
Section 6.6  Registered Stockholders..........................................18
Section 6.7  Regulations......................................................18

                                    ARTICLE 7

                  Indemnification of Directors, Officers, Etc.

Section 7.1  Directors and Officers; Third Party Actions......................19
Section 7.2  Directors and Officers; Derivative Actions.......................19
Section 7.3  Employees and Agents.............................................19
Section 7.5  Advancing Expenses...............................................20
Section 7.6  Scope of Article.................................................20

                                    ARTICLE 8

                                  Miscellaneous

Section 8.1  Corporate Seal...................................................20
Section 8.2  Checks...........................................................21
Section 8.3  Contracts........................................................21
Section 8.4  Deposits.........................................................21
Section 8.5  Reports..........................................................21
Section 8.6  Corporate Records................................................21
Section 8.7  Amendment of Bylaws..............................................22

                                     BYLAWS

                                       OF

                           ASR INVESTMENTS CORPORATION

                             A Maryland Corporation


                                    ARTICLE 1

                             Offices and Fiscal Year

                  Section 1.1 Principal Office. The principal office of the corporation in the State of Arizona shall be located in Maricopa County until otherwise established by a vote of a majority of the board of directors in office.

                  Section 1.2 Other Offices. The corporation may also have offices at such other places within or without the State of Arizona as the board of directors may from time to time appoint or the business of the corporation require.

                  Section 1.3 Fiscal Year. The fiscal year of the corporation shall begin on the first day of January and end on the 31st day of December.


                                    ARTICLE 2

                            Meetings of Shareholders

                  Section 2.1 Place of Meeting. All meetings of the shareholders of the corporation shall be held at the principal office of the corporation unless another place is designated by the President of the Corporation or by the board of directors in the notice of such meeting.

                  Section 2.2 Annual Meetings. The President or the board of directors may fix the date and time of the annual meeting of the shareholders, but if no such date and time is fixed by the President or the board the meeting for any calendar year shall be held on the second Tuesday in April in such year, if not a legal holiday under the laws of Maryland, and, if a legal holiday, then on the next succeeding business day, not a Saturday at 10:00 a.m. and at said meeting the shareholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting. If the annual meeting shall not have been called and held during such calendar year, any shareholder may call such meeting at any time thereafter.

                  Section 2.3 Special Meetings. Special Meetings of the shareholders of the corporation for any purpose or purposes may be called at any time by the president or by the board of directors, or by shareholders entitled to cast at least one-fifth of the votes which all shareholders are entitled to cast at the particular meeting.

                  At any time, upon written consent of any person or persons who have duly called a special meeting, which written request shall state the object of the meeting, it shall be the duty of the secretary to fix the date of the meeting to be held at such date and time as the secretary may fix, not less than ten nor more than sixty days after the receipt of the request, and to give due notice thereof. If the secretary shall neglect or refuse to fix the date and time of such meeting and give notice thereof, the person or persons calling the meeting may do so.

                  Section 2.4 Notice of Meetings. Written notice of every meeting of the shareholders, whether annual or special, shall be given to each shareholder of record entitled to vote at the meeting, at least ten and not more than fifty days prior to the day named for the meeting. Every notice of a special meeting shall state briefly the purpose or purposes thereof, and no business, other than that specified in such notice and matters germane thereto, shall be transacted at any special meeting without further notice to shareholders not present in person or by proxy.

                  Whenever the language of a proposed resolution is included in a written notice of a meeting of shareholders the resolution may be adopted at such meeting with such clarifying or other amendments as do not enlarge its original purpose without further notice to shareholders not present in person or by proxy.

                  Section 2.5 Quorum, Manner of Acting and Adjournment. The presence in person or by proxy of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Treasury shares shall not be counted in determining the total number of outstanding shares for voting purposes at any given time. The shareholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough shareholders to leave less than a quorum.

                  If a meeting cannot be organized because a quorum has not attended, the shareholders entitled to vote and present in person or represented by proxy may adjourn the meeting to such time and place as they may determine. At any such adjourned meeting at which a quorum may be present such business may be transacted as might have been transacted at the meeting as originally called. No notice of any adjourned meeting of the shareholders of the corporation shall be required to be given, except by announcement at the meeting, unless the adjournment is for more than thirty days or, after the adjournment a new record date is fixed for the adjourned meeting. Any meeting at which directors are to be elected shall be adjourned only from day to day, as may be directed by shareholders who are present in person or by proxy and who are entitled to cast at least a majority of the votes which all such shareholders would be entitled to cast at an election of directors, until such directors are elected.

                  Except as otherwise specified in the articles or these bylaws or provided by applicable law, the acts, at a duly organized meeting, of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present in person or by proxy are entitled to cast shall be the acts of the shareholders.

                  Section 2.6 Organization. At every meeting of the shareholders, the chairman of the board, if there be one, or in the case of vacancy in office or absence of the chairman of the board, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or a chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in his absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the chairman, shall act as secretary.

                  Section 2.7 Voting. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the shareholders or by his duly authorized attorney-in-fact and filed with the secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the secretary of the corporation. No unrevoked proxy shall be valid after eleven months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall any proxy, unless coupled with an interest, be voted on after three years from the date of its execution. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the secretary of the corporation. A shareholder shall not sell his vote or execute a proxy to any person for any sum of money or anything of value. A proxy coupled with an interest shall include an unrevoked proxy in favor of a creditor of a shareholder and such a proxy shall be valid as long as the debt owed by him to the creditor remains unpaid.

                  Each shareholder of record except the holder of shares which have been called for redemption and with respect to which an irrevocable deposit of funds has been made, shall have the right, at every shareholders' meeting, to such a vote for every share, and to such a fraction of a vote with respect to every fractional share, of stock of the corporation standing in his name on the books of the corporation as may be provided in the articles, and to one vote for every share, and to a fraction of a vote equal to every fractional share, if no express provision for voting rights is made in the articles. Treasury shares shall not be voted, directly or indirectly, at any meeting of shareholders or be counted in connection with the expression of consent or dissent to corporate action in writing without a meeting.

                  Section 2.8 Voting Lists. The officer or agent of the corporation having charge of the transfer books for shares of the corporation shall make, at least five days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be kept on file at the registered office of the corporation, and shall be subject to inspection by any shareholder at any time during usual business hours. If the corporation has less than 5,000 shareholders, such list shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof, kept in Arizona, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book, or to vote, in person or by proxy, at any meeting of shareholders.

                  Section 2.9 Judges of Election. The vote upon any matter, including the election of directors, need not be by ballot. In advance of any meeting of shareholders the board of directors may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are not so appointed, the chairman of any such meeting may, and upon the demand of any shareholder or his proxy at the meeting and before voting begins shall, appoint judges of election. The number of judges shall be either one or three, as determined, in the case of judges appointed upon demand of a shareholder, by shareholders present entitled to cast a majority of the votes which all shareholders present are entitled to cast thereon. No person who is a candidate for office shall act as a judge. In case any person appointed as judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting, or at a meeting by the chairman of the meeting.

                  If judges of election are appointed as aforesaid, they shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there be three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

                  On request of the Chairman of the meeting or of any shareholder or his proxy, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them.

                  Section 2.10 Determination of Shareholders of Record. The board of directors may fix a date, not more than ninety nor less than ten days preceding the date of any meeting of shareholders, and not more than sixty days preceding the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meeting, or entitled to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares; and in such case, if otherwise entitled, all shareholders of record on the date so fixed, and no others, shall be entitled to notice of, or to vote at, such meeting, or to receive payment of such dividend or distribution or to receive such allotment of rights, or exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any such record date fixed as aforesaid.

                  Unless a record date is fixed by the board of directors for such purpose, transferees of shares which are transferred on the books within ten days next preceding the date of such meeting shall not be entitled to notice of, or to vote at, such meeting.

                  Section 2.11 Consent of Shareholders in Lieu of Meeting. Any action which may be taken at a meeting of the shareholders or a class of share-holders of the corporation may be taken without a meeting if a consent or consents in writing, setting forth the actions so taken, shall be signed by all the shareholders who would be entitled to vote at a meeting of the shareholders or of a class of shareholders for such purpose and shall be filed with the Secretary of the Corporation.

                  If the articles so provide for any action (except any action with respect to an amendment of articles or plan under which a class or classes of shareholders are by statute entitled to claim the right to valuation of the payment for their shares) which may be taken at a meeting of shareholders or of a class of shareholders may be taken without a meeting, if a consent or consent in writing to such action, setting forth the action so taken, shall be signed by shareholders entitled to cast two-thirds of the total number of votes which all shareholders of the corporation or of a class of shareholders are entitled by the articles to cast upon such action and shall be filed with the secretary of the corporation. Such action shall not become effective until after at least ten days' written notice of such action shall have been given to each shareholders of record entitled to vote thereon.

                                    ARTICLE 3

                               Board of Directors

                  Section 3.1 Powers. The board of directors shall have full power to conduct, manage, and direct the business and affairs of the corporation; and all powers of the corporation, except those specifically reserved or granted to the shareholders by statute or by the articles or these bylaws, are hereby granted to and vested in the board of directors.

                  Section 3.2 Number, Election and Term. The number of directors of the corporation shall be five (5). By vote of a majority of the entire board of directors, the number of directors fixed by the corporation's articles of incorporation or by these by-laws may from time to time be increased or decreased, but may not exceed fifteen nor be less than three except as permitted by law; provided, however, that the tenure of office of a director shall not be affected by any decrease or increase in the number of directors so made by the board. At such time as the corporation seeks to qualify as a real estate investment trust, a majority of the board of directors shall be independent directors (as hereinafter defined). For purposes of these by-laws, "independent director" shall mean a director of the corporation who is not employed by, or receiving any compensation (other than director's fees) from or otherwise affiliated with, the corporation or any affiliate, or who is not affiliated, directly or indirectly, with any person(s) or entity, if any, responsible for directing and performing the day-to-day business affairs of the corporation (the "Advisor"), whether by ownership of, ownership interest in, employment by, any business or professional relationship with, or by servicing as an officer or director of, such advisor or an affiliated business entity of such advisor. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors to hold office until the next annual meeting or until their successors are elected and qualify. Directors need not be stockholders in the corporation.

                  Section 3.3 Vacancies. Any vacancy occurring in the board of directors for any cause other than by reason of an increase in the number of directors may, subject to the provisions of Section 3.5, be filled by a majority of the remaining members of the board of directors, although
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such majority is less than a quorum; provided,  however, that if the corporation has sought to qualify as a real estate  investment  trust and in accordance with
Section 3.2 a majority of the board of directors are required to be independent directors, then independent directors shall nominate replacements for vacancies among the independent directors. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the entire board of directors. If the stockholders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series or the sole remaining director elected by that class or series may fill any vacancy among the number of directors elected by that class or series. A director elected by the board of directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

                  Section 3.4 Resignations. Any director or member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt by the chairman of the board, the president or the secretary. The acceptance of a resignation shall not be necessary to make it effective.

                  Section 3.5 Removal. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Section 3.6 Committees of the Board. The board of directors may appoint from among its members an executive committee, an audit committee and other committees composed of three or more directors. A majority of the members of any committee so appointed shall be independent directors (as defined in Section 3.2). The board of directors may delegate to any committee any of the powers of the board of directors except the power to declare dividends or distributions on stock, recommend to the stockholders any action which requires stockholder approval, amend the by-laws, approve any merger or share exchange which does not require stockholder approval or issue stock. However, if the board of directors has given general authorization for the issuance of stock, a committee of the board, in accordance with a general formula or method specified by the board of directors by resolution or by adoption of a stock option plan, may fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued.

                  Notice to committee meetings shall be given in the same manner as notice for special meetings of the board of directors.

                  One-third, but not less than two, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The board of directors may designate a chairman of any committee and such chairman or any two members of any committee may fix the time and place of its meetings unless the board shall otherwise provide. In the absence or disqualification of any member of any such committee, the
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
members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of such absent or disqualified members; provided, however, that in the event of the absence or disqualification of an independent director, such appointee shall be an independent director.

                  Each committee shall keep minutes of its proceedings and shall report the same to the board of directors at the meeting next succeeding, and any action by the committees shall be subject to revision and alteration by the board of directors, provided that no rights of third persons shall be affected by an such revision or alteration.

                  Subject to the provisions hereof, the board of directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member, or to dissolve any such committee.

                  Section 3.7 Meetings of the Board of Directors. Meetings of the board of directors, regular or special, may be held at any place in or out of the State of Maryland as the board may from time to time determine or as shall be specified in the notice of such meeting.

                  The first meeting of each newly elected board of directors shall be held as soon as practicable after the annual meeting of the stockholders at which the directors were elected. The meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors as provided in
Article 4, except that no notice shall be necessary is such meeting is held immediately after the adjournment, and at the site, of the annual meeting of stockholders.

                  Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board of directors.

                  Special meetings of the board of directors may be called at any time by two or more directors or by a majority of the members of the executive committee, if one be constituted, in writing with or without a meeting of such committee or by the chairman of the board or the president. Special meetings may be held at such place or places in or out of the State of Maryland as may be designated from time to time by the board of directors; in the absence of such designation, such meetings shall be held at such places as may be designated in the notice of meeting.

                  Notice of the place and time of every special meeting of the board of directors shall be delivered by the secretary to each director either personally or by telephone, telegram or telegraph, or by leaving the same at his residence or usual place of business at least twenty-four hours before the time at which such meeting is to be held, or by first-class mail, at least four days before the day on which such meeting is to be held. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the director at his post-office address as it appears on the records of the corporation, with postage thereon prepaid.

                  Section 3.8 Quorum and Voting. At all meetings of the board, a majority of the entire board of directors shall constitute a quorum for the transaction of business and the action of a majority of the directors present at any meeting at which a quorum is present shall be the action of the board of directors unless the concurrence of a greater proportion is required for such action by law, the corporation's articles of incorporation or these by-laws. If a quorum shall not be present at any meeting of directors, the directors present thereat may, by a majority vote, adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Notwithstanding the first paragraph of this section 3.8, any action pertaining to a transaction involving the corporation in which any advisor, any director or officer of the corporation or any affiliate of any of the foregoing persons has an interest shall specifically be approved with respect to any isolated transactions or generally be approved with respect to any series of similar transactions, by a majority of the members of the board of directors who are not affiliates of such interested party, even if the independent directors constitute less than a quorum. In approving any such transaction or series of transactions the independent directors must determine that:

                           (a) the  transaction  as  contemplated  is  fair  and
reasonable to the corporation and its stockholders;

                           (b) if an acquisition of property other than mortgage
loans is involved, the total consideration is not in excess of the appraised value of such property being acquired or if an acquisition of or merger with Pima Realty Advisors, Inc., JG Mortgage Advisors, Inc., FP Mortgage Advisors, Inc., and JC Mortgage Advisors, Inc. is involved, the approval of such transactions is recommended by a majority vote of a committee comprising the independent members of, and is approved by, the board of directors following the receipt by such committee of a favorable report as to the fairness to the stockholders of the corporation of the consideration to be paid in connection with such transactions, and so long as the issuance of any shares related to the transactions is approved by a majority of votes cast by stockholders.

                           (c) if the transaction  involves  compensation to any
advisor or its affiliates for services rendered in a capacity other than that contemplated by the management arrangements, to the knowledge of the directors such compensation is not greater than the customary charges for comparable services generally available from other competent unaffiliated persons.

                  Section 3.9 Organization. The chairman of the board shall preside at each meeting of the board of directors. In the absence or inability of the chairman of the board to preside at a meeting, the president, or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside thereat. The secretary (or, in his absence or inability to act, any person appointed by the chairman of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

                  Section 3.10 Meeting by Conference Telephone. Members of the board of directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

                  Section 3.11 Action Without Meeting. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

                  Section 3.12 Compensation of Directors. Directors, as such, shall not receive any stated salary for their services but, by resolution of the board, a fixed sum, and expenses of attendance if any, may be allowed to directors for attendance at each regular or special meeting of the board of directors, or of any committee thereof, but nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                  Section 3.13 Investment Policies and Restrictions. It shall be the duty of the board of directors to ensure that the purchase, sale, retention and disposal of the corporation's assets, and the investment policies of the corporation and the limitations thereon or amendment thereof are at all times:

                           (a) consistent  with such policies,  limitations  and
restrictions as are contained in this Section 3.13, or recited in the Registration Statement on Form S-11 (the "Registration Statement") filed with the Securities and Exchange Commission in connection with this corporation's initial offering of common stock (the "initial Offering"); and

                           (b) in compliance with the restrictions applicable to
real estate investment trusts pursuant to the Internal Revenue Code of 1986; as amended.

                  In addition to the policies, limitations and restrictions recited in the Registration Statement as not being subject to change without approval of the stockholders of the corporation, the corporation shall not:

                                    (i)  invest  in   commodities  or  commodity
future contracts; provided that such limitation shall not apply to interest rate futures when used solely for hedging purposes;

                                    (ii)  invest in  mortgage  loans  secured by
junior mortgages;

                                    (iii)  issue  equity  securities  which  are
redeemable at the option of the holder thereof;

                                    (iv)  issue  debt  securities   (other  than
collateralized mortgage obligations and other mortgage-backed securities) unless, in the determination of the independent directors, the historical debt service coverage in the most recently completed fiscal year as adjusted for known charges is sufficient properly to service the higher level of debt;

                                    (v) issue  options or  warrants  to purchase
stock of the corporation (A) at exercise prices less than the fair market value of such stock on the date of grant, (B) for consideration (which may include services) which in the judgment of the independent directors has a fair market value less than the value of such option on the date of grant, (C) which are exercisable later than ten1 years from the date of the issuance thereof, or (D) if such options or warrants together with all outstanding options and warrants are exercisable at any time in the aggregate with respect to a number of shares of the capital stock of the corporation exceeding ten percent (10%) of the outstanding shares of such stock on the date of grant of such options or warrants;

                                    (vi)  invest  in  contracts  for the sale of
real estate;

                                    (vii) invest any of its assets in unimproved
real property or mortgage loans on unimproved real property;

                                    (viii)  invest in mortgage  loans secured by
multi-family residences; or

                                    (ix) underwrite securities of other issuers.

                  The independent directors shall review the investment policies of the corporation at least annually to determine that the policies then being followed by the corporation are in the best interests of its stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the board of directors.

                  The corporation shall not incur indebtedness if, after giving effect to the incurrence thereof, aggregate indebtedness (other than collateralized mortgage obligations and other mortgage-backed securities) secured, and unsecured, would exceed three hundred percent (300%) of the corporation's net assets, on a consolidated basis, unless approved by a majority of the independent directors. For this purpose, the term "net assets" means the total assets (less intangibles) of the corporation at cost, before deducting depreciation or other noncash reserves, less total liabilities, as calculated at the end of each quarter in accordance with generally accepted accounting principles.

                  Section 3.14 Management Arrangements. The board of directors may delegate the duty of management of the assets and the administration of the corporation's day-to-day operations to a management company pursuant to a written contract or contracts, or any renewal thereof, which have obtained the requisite approvals of the board of directors, including a majority of the independent directors, or the stockholders of the corporation, as provided in the articles of incorporation.

                  The board of directors shall evaluate the performance of the management company before entering into or renewing any management arrangement. The minutes of meetings with
-------------------
1 Amended in accordance with a vote of the shareholders at the Annual Meeting of Shareholders held in June 1988.

respect to such evaluation shall reflect the criteria used by the board of directors in making such evaluation. Upon any termination of the initial management arrangements reflected in the Registration Statement, the board of directors shall determine that any successor management company possesses sufficient qualifications (a) to perform the management function for the corporation and (b) to justify the compensation provided for in its contract with the corporation. Each contract for the services of a management company entered into by the board of directors shall have a term of no more than one year, but may be renewed annually at or prior to the expiration of the contract. Each contract shall be terminable by a majority of the independent directors, or the management company, on sixty (60) days written notice without cause.

                  The independent directors shall determine at least annually that the compensation which the corporation contracts to pay the management company is reasonable in relation to the nature and quality of services performed and also shall supervise performance of the management company and the compensation paid to it by the corporation to determine that the provisions of such contract are being carried out. Each such determination shall be based upon the following factors and all other factors the independent directors may deem relevant and the findings of the independent directors on each of such factors shall be recorded in the minutes of the board of directors:

                           (a) the size of the management fee in relation to the
size, compensation and profitability of the investment portfolio of the corporation;

                           (b)  the  success  of  the   management   company  in
generating opportunities that meet the investment objectives of the corporation;

                           (c) the rates charges to other  corporations  similar
to the corporation and to other investors by advisors performing similar services;

                           (d)  additional  revenues  realized by the management
company and its affiliates through their relationship with the corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the corporation or by others with whom the corporation does business;

                           (e) the  quality  and  extent of  service  and advice
furnished to the corporation;

                           (f) the  performance of the  investment  portfolio of
the corporation, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

                           (g) the quality of the  investment  portfolio  of the
corporation in relationship to the investments generated by the management company for its own account.

                  Section 3.15 Total Expenses. The independent directors shall determine, from time to time but at least annually, that the total fees and expenses of the corporation are reasonable in light of all relevant factors. Within sixty days after the end of any fiscal quarter of the corporation for which "Operating Expenses" (for the twelve months then ended) exceed two percent (2%) of "Average Invested Assets" or 25% of the Company's Net Income, whichever is greater, there shall be sent to the stockholders of the corporation a written disclosure of such fact, together with an explanation of the factors the independent directors considered in arriving at the conclusion that such higher operating expenses were justified. If the independent directors find that much amounts in excess of the "Operating Expenses" were not justified, they shall take such actions as they deem appropriate to obtain a refund of such amounts in excess of the "Operating Expenses" from any management company then managing the assets of the corporation. The corporation shall also publish to the stockholders quarterly (i) the ratio of the cost of raising capital during the quarter to the capital raised and (ii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to any management company and all affiliates of such management company by the corporation and including fees or charges paid to such management company and all of its affiliates by third parties doing business with the corporation.

                  As used herein, the following terms shall have the following meanings:

                           (a) "Operating  Expenses" means the aggregate  annual
expenses of every character which constitute ordinary operating expenses of the corporation, exclusive of:

                                    (i) expenses relating to raising capital and
all interest expense and discounts;

                                    (ii) taxes and license fees;

                                    (iii) expenses  connected  directly with the
issuance, sale and distribution, and of listing on any stock exchange, of securities of the corporation, including underwriting and brokerage discounts and commissions, private placement fees and expenses, legal and accounting costs, printing, engraving and mailing costs, and listing and registration fees;

                                    (iv)  expenses  connected  directly with the
acquisition, disposition, operation, maintenance, management or ownership of the corporation's assets, including costs of foreclosure, maintenance, repair and improvement of property, maintenance and protection of the lien of mortgages, property management fees, loan origination fees, servicing and master servicing fees, legal fees, premiums for insurance on property owned by or mortgaged to the corporation taxes, brokerage and acquisition fees and commissions, appraisal fees, title insurance and abstract expenses, provisions for depreciation, depletion and amortization, disposition fees and subordinated real estate commissions, and losses upon the disposition of assets and provisions for such losses;

                                    (v)  fees and  expenses  payable  to  public
accountants, consultants, or persons employed for the corporation;

                                    (vi) legal,  accounting  and other  expenses
incurred in connection with (A) formal or informal administrative actions or legal proceedings which involve a challenge of the status of the corporation as a real estate investment trust, (B) advice regarding obtaining or maintaining such status, (C) determination by the corporation of its taxable income of (D) a claim that the activities of the corporation or of any member of the board of directors, any officer or any stockholder of the corporation were improper;

                                    (vii) expenses of  organizing,  reorganizing
or terminating the corporation;

                                    (viii)   noncash   expenditures   (including
depreciation, amortization, and bad debt reserves);

                                    (ix) fees and  expenses of transfer  agents,
registrars, warrant agents, rights agents, dividend payment and dividend reinvestment agents, escrow holders and indenture trustees;

                                    (x)    all    expenses     connected    with
communications to holders of securities of the corporation and other bookkeeping and clerical work necessary in maintaining relations with holders of the securities, including the cost of printing and mailing the certificates for securities, proxy solicitation materials and reports to such holders and the cost of holding meetings of holders of the securities of the corporation;

                                    (xi) legal,  accounting,  printing and other
costs, including clerical costs, of reports required to be filed with state or federal governmental agencies;

                                    (xii) the incentive  management  fee payable
to the management company; and

                                    (xiii) any expenses relating to the issuance
and administration of mortgage securities by the corporation or any of its subsidiaries.

                           (b)  "Average  Invested  Assets" for any period shall
mean the average of the aggregate book value of the consolidated assets of the corporation and its subsidiaries, including those assets pledged to secure mortgage securities, invested, directly or indirectly, in equity interests in and loans secured by real estate before reserves for depreciation or bad debts or other similar noncash reserves, has the book value of the issued and outstanding mortgage securities of the corporation and its subsidiaries, computed by taking the average of such values at the end of each month during such period.

                           (c)  "Net   Income"   for  any   period   means   the
corporation's taxable income for such period before the management company's incentive compensation, net operating loss deduction and special deductions, as calculated for federal income tax purposes.

                                    ARTICLE 4

                           Notice - Waivers - Meetings

                  Section 4.1 Notice, What Constitutes. Whenever written notice is required to be given to any person under the provisions of the articles, these bylaws, or the General Corporation Law, it may be given to such person, either personally or by sending a copy thereof through the mail, or by telegraph, charges prepaid, to his address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice. If the notice is sent by mail or by telegraph, it shall be deemed to have been given to the person entitled thereto when deposited in the United States Mail or with a telegraph office for transmission to such person. A notice of a meeting shall specify the place, day and hour of the meeting.

                  Section 4.2 Waiver of Notice. Whenever any written notice is required to be given under the provisions of the articles, these bylaws, or the General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of shareholders, neither the business to be transacted at, nor the purpose of, the meeting need be specified in the waiver of notice of such meeting.

                  Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

                  Section 4.3 Conference Telephone Meetings. One or more directors or shareholders may participate in a meeting of the board, of a committee of the board or of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                    ARTICLE 5

                                    Officers

                  Section 5.1 Number, Qualifications and Designation. The officers of the corporation shall be a president, one or more vice presidents, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.3 of this article. One person may hold more than one office. Officers may, but need not be, directors or shareholders of the corporation. The president and secretary shall be natural persons of full age; the treasurer, however, may be a corporation, but if a natural, person shall be of full age. The board of directors may elect from among the members of the board a chairman of the board and a vice chairman of the board who shall be officers of the corporation.

                  Section 5.2 Election and Term of Office. The officers of the corporation, except those elected by delegated authority pursuant to Section 5.3 of this Article, shall be elected annually by the board of directors, and each officer shall hold his office until the next annual organization meeting of directors and until his successor shall have been duly chosen and qualified, or until his death, resignation, or removal.

                  Section 5.3 Subordinate Officers, Committees and Agents. The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the board of directors may from time to time determine. The directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents.

                  Section 5.4 Resignations. Any officer or agent may resign at any time by giving written notice to the board of directors, or to the president or the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  Section 5.5 Removal. Any officer, committee, employee or other agent of the corporation may be removed, either for or without cause, by the board of directors or other authority which elected or appointed such officer, committee or other agent whenever in the judgement of such authority the best interests of the corporation will be served thereby.

                  Section 5.6 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.3 of this Article, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filed for the unexpired portion of the term.

                  Section 5.7 General Powers. All officers of the corporation as between themselves and the corporation, shall, respectively, have such authority and perform such duties in the management of the property and affairs of the corporation as may be determined by resolution of the board of directors, or in the absence of controlling provisions in a resolution of the board of directors, as may be provided by these bylaws.

                  Section 5.8 The Chairman and Vice Chairman of the Board. The chairman of the board or in his absence, the vice chairman of the board, shall preside at all meetings of the shareholders and the board of directors, and shall perform such other duties as may from time to time be requested of him by the board of directors.

                  Section 5.9 The President. The president shall be the chief executive officer of the corporation and shall have general supervision over the business and operation of the corporation, subject, however, to the control of the board of directors. He shall sign, execute, and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation, and, in general, shall perform all duties incident to the office of president, and such other duties as from time to time may be assigned to him by the board of directors.

                  Section 5.10 The Vice Presidents. The vice presidents shall perform the duties of the president in his absence and such other duties as may from time to time be assigned to them by the board of directors or by the president.

                  Section 5.11 The Secretary. The secretary or an assistant secretary shall attend all meetings of the shareholders and of the board of directors and shall record all votes of the shareholders and of the directors and the minutes of the meetings of the shareholders and of the board of directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned to him by the board of directors or the president.

                  Section 5.12 The Treasurer. The treasurer or an assistant treasurer shall have or provide for the custody of the funds or other property of the corporation and shall keep a separate book account of the same to his credit as treasurer; shall collect and receive or provide for the collection and receipts of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an account showing his transactions as treasurer, and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned to him by the board of directors or the president.

                  Section 5.13 Officers' Bonds. Any officer shall give a bond for the faithful discharge of his duties in such sum, if any, and with such surety or sureties as the board of directors shall require.

                  Section 5.14 Salaries. The salaries of the officers elected by the board of directors shall be fixed from time to time by the board of directors or by such officer as may be designated by resolution of the board. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the officer or committee to which the power to elect such officers or to retain or appoint such employees or other agents has been delegated pursuant to Section 5.3 of this Article. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the corporation.

                                    ARTICLE 6

                      Certificate of Stock, Transfers, Etc.

                  Section 6.1 Certificates. Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and kind and class of shares owned by him in the corporation. Each certificate shall be signed by the chairman of the board or the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the corporate seal.

                  The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. In case any officer who has signed any certificate ceases to be an officer of the corporation before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue. Each stock certificate shall include on its face the name of the corporation, the name of the stockholder and the class of stock and number of shares represented by the certificate. If the corporation has authority to issue stock of more than one class, the stock certificate shall contain on its face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue and if the corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and the authority of the board of directors to set the relative rights and preferences of subsequent series. In lieu of such full statement or summary, there may be set forth upon the face or back of the certificate a statement that the corporation will furnish to any stockholder upon request and without charge, a full statement of such information. A summary of such information included in a registration statement permitted to become effective under the federal Securities Act of 1933, as now or hereafter amended, shall be an acceptable summary for the purposes of this section. Every stock certificate representing shares of stock which are restricted to transferability by the corporation shall contain a full statement of the restriction or state that the corporation will furnish information about the restriction to the stockholder on request and without charge. A stock certificate may not be issued until the stock represented by it is fully paid, except in the case of stock purchased under an option plan as permitted by law.

                  Section 6.2 Lost Certificates. The board of directors may direct a new certificate to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give the corporation a bond, with sufficient surety, to the corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.
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                  Section  6.3  Transfer  Agents  and  Registrars.  The board of directors may in its discretion, appoint one or more banks or trust companies in such city or cities as the board of directors may deem advisable, from time to time, to act as transfer agents and/or registrars of the shares of stock of the corporation; and, upon such appointments being made, no certificate representing shares shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

                  Section 6.4 Transfer of Stock. No transfers of shares of stock of the corporation shall be made if (i) void ab initio pursuant to Article 7 of the corporation's articles of incorporation, or (ii) the board of directors, pursuant to such Article 7, shall have refused to transfer such shares. Permitted transfers of shares of stock of the corporation shall be made on the stock records of the corporation only upon the instruction of the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary or with a transfer agent or transfer clerk, and upon surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, as to any transfers not prohibited by such Article 7 of the articles of incorporation or by action of the board of directors thereunder, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                  Section 6.5 Fixing the Record Dates; Closing of Transfer Books. The board of directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall be not more than ninety (90) days, and in case of meeting of stockholders not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.

                  Section 6.6 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments, if any, a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of an other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                  Section 6.7 Regulations. The board of directors may make such additional rules and regulations, not inconsistent with these by-laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the corporation.
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                                    ARTICLE 7

                  Indemnification of Directors, Officers, Etc.

                  Section 7.1 Directors and Officers; Third Party Actions. The corporation shall indemnify any director or officer of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed actions, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was an authorized representative of the corporation (which, for the purposes of this Article, shall mean a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  Section 7.2 Directors and Officers; Derivative Actions. The corporation shall indemnify any director or officer of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an authorized representative of the corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Superior court of the county in which the principal office of the corporation is located or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Superior Court or such other court shall deem proper.

                  Section 7.3 Employees and Agents. To the extent that an authorized representative of the corporation who neither was nor is a director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7.1 and 7.2 of this Article or in defense of any claim, issue or matter therein, he shall be indemnified by the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Such an authorized representative may, at the discretion of the corporation, be indemnified by the corporation in any other circumstances to any extent if the corporation would be required by Sections 7.1 and 7.2 of this Article to indemnify such person in such circumstances to such extent if he were or had been a director or officer of the corporation.
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                  Section   7.4   Procedure   for   Effecting   Indemnification.
Indemnification under Sections 7.1, 7.2 or 7.3 of this Article shall be made when ordered by court (in which case the expense, including attorneys' fees, of the authorized representative in enforcing such right of indemnification shall be added to and be included in the final judgment against the corporation) and may be made in a specific case upon a determination that indemnification of the authorized representative is required or proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 7.1 or 7.2 of this Article. Such determination shall be made:

                           (1) By the board of directors by a majority vote of a
quorum consisting of directors who were not parties to such action, suit or proceeding, or

                           (2) If such a quorum is not  obtainable,  or, even if
obtainable a majority vote of a quorum of disinterested directors so direct, by independent legal counsel in a written opinion, or

                           (3) By the shareholders.

                  Section 7.5 Advancing Expenses. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of a director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as required in this Article or authorized by law and may be paid by the corporation in advance on behalf of any other authorized representative when authorized by the board of directors upon receipt of a similar undertaking.

                  Section 7.6 Scope of Article. Each person who shall act as an authorized representative of the corporation, shall be deemed to be doing so in reliance upon such rights of indemnification as are provided in this Article.

                  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office or position,m and shall continue as to a person who has ceased to be an authorized representative of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                    ARTICLE 8

                                  Miscellaneous

                  Section 8.1 Corporate Seal. The corporation shall have a corporate seal in the form of a circle containing the name of the corporation, the year of incorporation and such other details as may be approved by the board of directors.
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                  Section 8.2 Checks.  All checks,  notes,  bills of exchange or other orders in writing shall be signed by such person or persons as the board of directors may from time to time designate.

                  Section 8.3 Contracts. Except as otherwise provided in these bylaws, the board of directors may authorize any officer or officers, agent or agents, to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

                  Section 8.4 Deposits. All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine.

                  Section 8.5 Reports. The board of directors shall present at the annual meeting of shareholders a report of the financial condition of the corporation as of the closing date of the preceding fiscal year. Such report shall be in such form as shall be approved by the board of directors and shall be available for the inspection of shareholders at the annual meeting, but the board of directors shall not be required to cause such report to be sent to the shareholders. The board of directors may, but shall not be required to, have such report prepared and verified by an independent certified public accountant or by a firm of practicing accountants.

                  Section 8.6 Corporate Records. There shall be kept at the principal office of the corporation an original or duplicate record of the proceedings of the shareholders and of the directors, and the original or a copy of the bylaws including all amendments or alterations thereto to date, certified by the secretary of the corporation. An original or duplicate share register shall also be kept at the registered office or principal place of business of the corporation, or at the office of a transfer agent or registrar, giving the names of the shareholders, their respective addresses and the number and class of shares held by each. The corporation shall also keep appropriate, complete and accurate books or records of account, which may be kept at its registered office or at its principal place of business.

                  Every shareholder shall, upon written demand under oath stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business, for any proper purpose, the share register, books or records of account, and records of the proceedings of the shareholders and directors, and make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where any attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the corporation at its registered office in Arizona or at its principal place of business. Where the shareholder seeks to inspect the books and records of the corporation, other than its share register or list of shareholders, he shall first establish (1) that he has complied with the provisions of this section respecting the form and manner of making demand for inspection of proper document; and (2) that the inspection he seeks is for a proper purpose. Where the shareholder seeks to inspect the share register or list of shareholders of the corporation and he has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents, the burden of proof shall be upon the corporation to establish that the inspection he seeks is for an improper purpose.

                  Section 8.7 Amendment of Bylaws. These bylaws may be amended or replaced, or new bylaws may be adopted, either (1) by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast thereon at any duly organized annual or special meeting of shareholders, or (2), with respect to those matters which are not by statute reserved exclusively to the shareholders, by vote of a majority of the board of directors of the corporation in office at any regular or special meeting of directors. It shall not be necessary to set forth such proposed amendment, repeal or new bylaws, or a summary thereof, in any notice of such meeting, whether annual, regular or special.
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